EXHIBIT 32.2

THE PENN TRAFFIC COMPANY

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Penn Traffic Company (the “Company”) on Form 10-Q for the fiscal period ending November 3, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tod A. Nestor, Senior Vice President Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Tod A. Nestor
Tod A. Nestor
Senior Vice President and Chief Financial Officer

May 22, 2008